UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2007

OPTICAL COMMUNICATION PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31861	95-4344224
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation or organization)	Number)	Identification No.)

6101 Variel Avenue
Woodland Hills, CA		91367
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 251-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 19, 2007, Optical Communication Products, Inc. (“OCP”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Oplink Communications, Inc. (“Oplink”), OCP and Oplink Acquisition Corporation, a newly-formed, wholly owned subsidiary of Oplink (“Merger Sub”).  Under the terms of the Merger Agreement, Merger Sub will be merged with and into OCP (the “Merger”), with OCP continuing as the surviving corporation of the Merger.

Pursuant to the Merger Agreement, Oplink will acquire the 41.9% of OCP’s outstanding common stock not currently held by Oplink.

In the Merger, each share of common stock of OCP (other than shares owned by Oplink, shares owned by OCP and shares owned by stockholders who are entitled to and who properly exercise appraisal rights under Delaware law) will be converted into the right to receive $1.65 per share in cash, without interest.  In addition, in connection with the Merger, Oplink will assume all outstanding stock options issued pursuant to OCP’s stock option plans, which will become options to purchase shares of Oplink common stock.

The Board of Directors of OCP approved the Merger Agreement following the recommendation and approval of a special committee comprised of outside directors of OCP who are independent of Oplink (the “Special Committee”).

Oplink, Merger Sub and OCP have made customary representations and warranties in the Merger Agreement.  In addition, OCP has agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions which permit OCP’s Board of Directors to comply with its fiduciary duties, enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.  Additionally, subject to certain exceptions which permit OCP’s Board of Directors to comply with its fiduciary duties, OCP has agreed that its Board of Directors will not withdraw its unanimous recommendation that OCP’s stockholders vote in favor of the Merger and the Merger Agreement.

Consummation of the Merger is subject to certain conditions, including, among other things, approval of the Merger Agreement by holders of two-thirds of the outstanding OCP shares not currently held by Oplink.

The foregoing summary of the Merger, the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about OCP.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of OCP, Oplink or Merger Sub or any of their respective subsidiaries or affiliates.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to and concurrent with the execution of the Merger Agreement, Dr. Muoi V. Tran resigned from the OCP Board and OCP expanded the OCP Board to nine members with the appointments of Joseph Y. Liu, Chieh Chang, Leonard J. Leblanc and Jesse W. Jack, current members of the Oplink Board, and Dr. Robert Shih, an Oplink officer.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the execution of the Merger Agreement, OCP amended its bylaws (the “Bylaw Amendment”) to (i) provide the Special Committee with broad authority relating to the Merger; and (ii) adopt a supermajority voting requirement of eight of nine directors to approve certain corporate actions relating to the Special Committee, replacement of senior management and the oversight of the financial reporting and auditing responsibilities of the OCP Board and OCP.  The foregoing summary of the Bylaw Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Bylaw Amendment attached as Exhibit 3.2.2 and incorporated herein by reference.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the remaining shares of OCP by Oplink.  In connection with such proposed acquisition, OCP will file a proxy statement and other materials with the SEC.  We urge investors to read the proxy statement and these other materials carefully when they become available because they will contain important information about OCP and the proposed acquisition.  Investors will be able to obtain free copies of the proxy statement and white proxy card (when available) as well as other filed documents containing information about OCP at http://www.sec.gov, the SEC’s Web site.  Free copies of OCP’s SEC filings are also available on the investor relations portion of OCP’s web site at www.ocp-inc.com.

Participants in the Solicitation

OCP and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from OCP’s stockholders with respect to the proposed acquisition of the remaining shares of OCP. Information regarding the officers and directors of OCP is set forth in OCP’s Proxy Statement on Schedule 14A for its 2007 Annual Meeting of

stockholders, filed with the SEC on December 22, 2006.  More detailed information regarding the identity of potential participants, and their direct or indirect interests in the transaction, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Item 9.01                                             Financial Statements and Exhibits

(d)           Exhibits.

Exhibit 2.1              Agreement and Plan of Merger, dated June 19, 2007, by and among Optical Communication Products, Inc., Oplink Communications, Inc. and Oplink Acquisition Corporation.

Exhibit 3.2.2           Amendment Number Two to Bylaws of Optical Communication Products, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 25, 2007	OPTICAL COMMUNICATION PRODUCTS, INC.
a Delaware corporation

	By:	/s/ Frederic T. Boyer
Frederic T. Boyer
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated June 19, 2007, by and among Optical Communication Products, Inc., Oplink Communications, Inc. and Oplink Acquisition Corporation.

3.2.2	Amendment Number Two to Bylaws of Optical Communication Products, Inc.